UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2011

REGENERX BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15070	52-1253406
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15245 Shady Grove Road, Suite 470 Rockville, MD	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 208-9191

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On November 30, 2011, in connection with the Reduction (as defined in Item 8.01 below), the Company reduced the salaries of J.J. Finkelstein, the Company’s president and chief executive officer, and David Crockford, the Company’s VP, clinical and regulatory affairs, effective as of December 1, 2011. Pursuant to the Reduction, on December 1, 2011, the Company and each of Messrs. Finkelstein and Crockford, amended their respective employment agreements. Pursuant to these amendments, Mr. Finkelstein’s annual base salary has been reduced from $299,520 to $33,600, and Mr. Crockford’s annual base salary has been reduced from $210,223 to $33,600, in each case effective as of December 1, 2011. In consideration for these salary reductions, on December 2, 2011, the Company granted to Messrs. Finkelstein and Crockford options to purchase 80,135 and 91,991 shares, respectively, of the Company’s common stock on the terms described in Item 8.01 below (these options are included in the 422,716 option shares described in Item 8.01 below).
In addition to the changes in salaries described above, Messrs. Finkelstein and Crockford’s amended employment agreements also implement changes to the Company’s severance obligations. Pursuant to the revised severance obligations, each of Messrs. Finkelstein and Crockford’s severance has been reduced from one year’s salary to two weeks’ salary, and neither shall be entitled to severance in the event that their employment is terminated by the Company because the Company ceases operations as a result of financial losses, lack of funding, legal decisions, administrative rulings, declaration of war, dissolution, national or local economic depression or crisis or any reasons beyond the control of the Company.
In accordance with the provisions of the amended employment agreements, Messrs. Finkelstein’s and Crockford’s salaries will be restored to 60% and 70%, respectively, of their previous levels if the Company raises funding of at least $500,000 by December 31, 2011and their salaries will be restored to 100% of their previous levels and their severance provisions will be restored to one year’s salary, if the Company receives, in one or more equity financings and/or strategic transactions subsequent to December 1, 2011, aggregate capital that the Company’s board of directors determines is sufficient to conduct a Phase 2b or Phase 3 clinical trial of RGN-259.
The amendments to the employment agreements of Messrs. Finkelstein and Crockford are filed herewith as Exhibits 10.1 and 10.2, respectively, and the foregoing descriptions of the employment agreement amendments are qualified in their entirety by the contents of these amendments, which are incorporated by reference herein.
Item 8.01 Other Events.
On November 30, 2011, the Company implemented a cost reduction program (the “Reduction”), including a reduction in salaries of all executives and staff, with such reductions effective as of December 1, 2011. In connection with the Reduction, the executives and staff have received, in the aggregate, options to purchase 422,716 shares of the Company’s common stock at an exercise price of $0.16 per share, which was the closing price of the Company’s common stock on the OTCBB on December 2, 2011. These options will vest in full on December 31, 2011 as long as the individual remains in continuous service to the Company through that date.
As part of the Reduction, on December 1, 2011, the Company and Allan Goldstein, the Company’s chairman and chief scientific advisor, amended his employment agreement. Pursuant to this amendment, Dr. Goldstein’s annual salary has been reduced from $187,460 to $33,600, effective as of December 1, 2011. In consideration for this salary reduction, on December 2, 2011, the Company granted to Dr. Goldstein an option to purchase 80,135 shares of the Company’s common stock on the terms described above (this option is also included in the 422,716 option shares described above).
In addition to the changes in salary described above, Dr. Goldstein’s amended employment agreement also implements changes to the Company’s severance obligations. Pursuant to the revised severance obligations, Dr. Goldstein’s severance has been reduced from one year’s salary to two weeks’ salary, and Dr. Goldstein shall not be entitled to severance in the event that his employment is terminated by the Company because the Company ceases operations as a result of financial losses, lack of funding, legal decisions, administrative rulings, declaration of war, dissolution, national or local economic depression or crisis or any reasons beyond the control of the Company.
In accordance with the provisions of his amended employment agreement, Dr. Goldstein’s salary will be restored to 60% of its previous level if the Company raises funding of at least $500,000 by December 31, 2011and his salary will be restored to 100% of its previous level and his severance provisions will be restored to one year’s salary, if the Company receives, in one or more equity financings and/or strategic transactions subsequent to December 1, 2011, aggregate capital that the Company’s board of directors determines is sufficient to conduct a Phase 2b or Phase 3 clinical trial of RGN-259.

The amendment to Dr. Goldstein’s employment agreement is filed herewith as Exhibit 10.3 and the foregoing description of his employment agreement amendment is qualified in its entirety by the contents of the amendment, which is incorporated by reference herein.
In considering the impact of the above described actions the Company projects that the existing capital resources will only be adequate to fund operations into January 2012.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit
Number	Description
10.1	Second Amendment to the Amended and Restated Employment Agreement between the Company and J.J. Finkelstein, dated December 1, 2011.

10.2	First Amendment to the Amended and Restated Employment Agreement between the Company and David Crockford, dated December 1, 2011.

10.3	Second Amendment to the Amended and Restated Employment Agreement between the Company and Allan L. Goldstein, dated December 1, 2011.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGENERX BIOPHARMACEUTICALS, INC.
By:	/s/ J.J. Finkelstein
J.J. Finkelstein
President and Chief Executive Officer

Date: December 6, 2011

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Second Amendment to the Amended and Restated Employment Agreement between the Company and J.J. Finkelstein, dated December 1, 2011.

10.2	First Amendment to the Amended and Restated Employment Agreement between the Company and David Crockford, dated December 1, 2011.

10.3	Second Amendment to the Amended and Restated Employment Agreement between the Company and Allan L. Goldstein, dated December 1, 2011.